UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019

INTREXON CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of principal executive offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	XON	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 2, 2020, Intrexon Corporation (“Intrexon”) announced the appointment of Helen Sabzevari, Ph.D., as President and Chief Executive Officer (“CEO”), the execution of binding agreements to sell certain of its non-healthcare assets for $65.2 million, and entrance into an agreement to sell $35 million of its common stock (the stock sale together with the asset sales, the “Transactions”). Intrexon also announced that the Services Agreement, dated as of November 1, 2015, by and between Intrexon and Third Security, LLC (“Third Security”), as amended, pursuant to which Third Security provided support services to Intrexon and its previous CEO, was not extended and was allowed to expire on January 1, 2020. In addition, Intrexon announced that it is taking steps to change its name to Precigen, Inc.

On January 1, 2020, Intrexon and TS Biotechnology Holdings, LLC (“TS Biotechnology”), a Virginia limited liability company managed by Third Security, entered into a Stock and Asset Purchase Agreement (the “Stock and Asset Purchase Agreement”) pursuant to which Intrexon agreed to sell, on the terms and subject to the conditions specified therein, the majority of its bioengineering assets to TS Biotechnology. The assets included in the Stock and Asset Purchase Agreement include all of the equity interests held by Intrexon in (1) Blue Marble AgBio LLC, a Delaware limited liability company, (2) ILH Holdings, Inc., a Delaware corporation, (3) Intrexon Produce Holdings, Inc., a Delaware corporation, (4) Intrexon UK Holdings Inc., a Delaware corporation, (5) Oragenics, Inc., a Florida corporation and (6) SH Parent, Inc., a Delaware corporation, as well as Intrexon’s domain name, dna.com, for an aggregate purchase price of $53 million and certain contingent payment rights. The Stock and Asset Purchase Agreement contains a “go-shop” provision pursuant to which Intrexon has the right to initiate, solicit and encourage the making of Alternative Proposals (as defined in the Stock and Asset Purchase Agreement) and engage in, enter into and continue discussions or negotiations with respect to Alternative Proposals through January 31, 2020.

Intrexon and TS Biotechnology have each made limited representations, warranties and covenants in the Stock and Asset Purchase Agreement.

Consummation of the transactions contemplated by the Stock and Asset Purchase Agreement is subject to certain customary closing conditions including, among others the completion of a corporate restructuring separating the transferred businesses and assets from Intrexon’s remaining businesses. Unless the agreement is terminated by Intrexon in favor of an Alternative Proposal, Intrexon currently expects to close the transactions contemplated by the Stock and Asset Purchase Agreement on January 31, 2020.

Also on January 1, 2020, Intrexon and TS Biotechnology entered into a subscription agreement (the “Subscription Agreement”), pursuant to which, upon the terms and subject to the conditions set forth therein, TS Biotechnology agreed to purchase, at a per share price equal to the volume weighted average price of Intrexon’s common stock for the five consecutive trading days immediately following the second business day after January 14, 2020, rounded to the nearest whole cent (the “Per Share Purchase Price”), a number of shares of Intrexon’s common stock, rounded to the nearest whole share, equal to (x) an amount equal to the lesser of (i) $35 million or (ii) if the Stock and Asset Purchase Agreement is terminated by Intrexon because Intrexon has entered into an Alternative Sale Agreement (as defined in the Stock and Asset Purchase Agreement), the difference between $88 million and the net cash proceeds that Intrexon or any of its subsidiaries is entitled to receive pursuant to such Alternative Sale Agreement; divided by (y) the Per Share Purchase Price (the “Shares”). Intrexon and TS Biotechnology have each made limited representations and warranties and customary covenants in the Subscription Agreement.

The closing under the Subscription Agreement will occur on the later of the closing under the Stock and Asset Purchase Agreement, the closing under an Alternative Sale Agreement (as defined in the Stock and Asset Purchase Agreement) and the second business day after the end of the purchase price calculation period described above. Intrexon currently expects to close the transactions contemplated by the Subscription Agreement on January 31, 2020.

Prior to the effectiveness of the Transactions, Randal J. Kirk and shareholders affiliated with him beneficially owned approximately 46% of Intrexon’s voting stock. Mr. Kirk is the former CEO of Intrexon and is currently the Executive Chairman and a member of Intrexon’s board of directors (the “Board”). Mr. Kirk also currently serves as the Senior Managing Director and Chief Executive Officer of Third Security and owns 100% of the equity interests of Third Security. Third Security directly owns shares of Intrexon common stock and is also the manager of certain entities that directly own shares of Intrexon common stock, and therefore may be deemed to beneficially own approximately 35% of Intrexon’s common stock prior to the effectiveness of the Transactions.

Each of the Stock and Asset Purchase Agreement and the Subscription Agreement was approved by the independent members of the Board, with the recommendation of an independent special committee of the Board.

The foregoing is a summary description of certain terms of the Stock and Asset Purchase Agreement and the Subscription Agreement. Copies of the Stock and Asset Purchase Agreement and the Subscription Agreement are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Intrexon encourages all readers to read the entire text of the Stock and Asset Purchase Agreement and the Subscription Agreement.

Item 2.02	Results of Operations and Financial Condition.

Intrexon is also announcing that its cash, cash equivalents and short-term investments at December 31, 2019 together with the anticipated proceeds from the Transactions, are sufficient so that Intrexon expects it would have had cash, cash equivalents and short-term investments of $175 million at year end had the Transactions closed on December 31, 2019. This estimate is based on a preliminary estimate of cash, cash equivalents and short-term investments at December 31, 2019 of $75 million. This financial information is subject to completion of the Transactions and Intrexon’s financial closing procedures and therefore preliminary and subject to change, and any changes could be material. Furthermore, this information does not present all information necessary for an understanding of Intrexon’s financial condition as of December 31, 2019 and its results of operations for the three months and year ended December 31, 2019. Intrexon will provide further information on its fourth quarter results when it files its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. A copy of the press release related to this announcement is attached as Exhibit 99.1.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. The sale of the Shares is being made without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemptions from registration provided by Section 4(a)(2) of the Act and Regulation D promulgated thereunder.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Intrexon on December 30, 2019 appointed Helen Sabzevari, Ph.D., as Intrexon’s next President and CEO, effective as of January 1, 2020 (the “Transition Date”). Randal J. Kirk, previously CEO of Intrexon, remains an employee under the new position of Executive Chairman, and continues to serve as Chairman of the Board.

Biographical Information Regarding Dr. Sabzevari

Dr. Sabzevari, 58, has served as President of Precigen, Inc., a wholly owned subsidiary of Intrexon, since November 2017. Prior to this, Dr. Sabzevari served as Senior Vice President, Intrexon Health Therapeutics as well as Head of Research and Development of Precigen, Inc. from July 2017 to November 2017. Dr. Sabzevari brings extensive expertise in research and development of immunotherapy-based therapeutics as well as experience translating novel treatments from pre-clinical stage into the clinic. Prior to Intrexon, from 2015 to 2017, Dr. Sabzevari co-founded and served as Chief Scientific Officer of Compass Therapeutics LLC, a fully-integrated drug discovery and development company focused on manipulating the immune system to treat human disease. From 2008 to 2014, Dr. Sabzevari served as Senior Vice President of Immuno-Oncology as well as Global Head of Immunotherapy, Oncology, Global Research and Early Development at EMD Serono (a subsidiary of Merck KGaA, Darmstadt, Germany). From 1998 to 2008, Dr. Sabzevari led the Molecular Immunology Group at the Laboratory of Tumor Immunology and Biology at the US National Cancer Institute, where she was focused on design, development and delivery of novel vaccines and immunotherapies for a range of human cancers. Dr. Sabzevari received her doctorate degree in cell and molecular immunology and completed her postdoctoral work at the department of immunology at the Scripps Research Institute, working on various immunotherapeutic modalities in the treatment of cancer and autoimmune diseases.

Item 7.01	Regulation FD Disclosure.

On January 2, 2019, Intrexon issued a press release announcing the appointment of Dr. Sabzevari, the Transactions, and the planned name change, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Information.

On January 2, 2020, Intrexon and Intrexon EF Holdings, a Delaware corporation and wholly owned subsidiary of Intrexon (“Intrexon EF”), Darling Insect Proteins LLC, a Delaware limited liability company and wholly owned subsidiary of Darling Ingredients, Inc. (“Darling”), and EnviroFlight, LLC (“EnviroFlight”), entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) pursuant to which Intrexon EF sold, on the terms and subject to the conditions specified therein, its non-controlling, 50% membership interest in EnviroFlight to Darling for an aggregate purchase price of $12.2 million. Darling previously held the other 50% membership interest in EnviroFlight. As a condition and immediately prior to entering into the Equity Purchase Agreement, Intrexon EF transferred to EnviroFlight certain intellectual property rights used in EnviroFlight’s business.

Forward Looking Statements

Some of the statements made in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements made in this press release include, but are not limited to, statements regarding Intrexon’s cash position, the expected closing of the transactions with Third Security and the timing thereof, the possible sale of assets to higher bidders during the go-shop period, and the renaming of the company to Precigen. Although Intrexon currently expects to close the Transactions contemplated by the Stock and Asset Purchase Agreement and the Subscription Agreement, there can be no assurance that the sale will be consummated as the closing conditions included in one or both of the Stock and Asset Purchase Agreement and the Subscription Agreement may not be satisfied. Further, there can be no assurance, that Intrexon will receive or successfully negotiate any Alternative Proposals (as defined in the Stock and Asset Purchase Agreement). These forward-looking statements are based upon Intrexon’s current expectations and projections about future events and generally relate to Intrexon’s plans, objectives and expectations for the development of Intrexon’s business. Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives, and expectations expressed in this press release. These risks and uncertainties include, but are not limited to, (i) the fulfillment of closing conditions, (ii) the distraction of management from business operations, (iii) the risks associated with separating businesses out from its ongoing operations, (iv) Intrexon’s strategy and overall approach to its business model, its efforts to realign its business, and its ability to exercise more control and ownership over the development process and commercialization path, (v) Intrexon’s ability to hold or generate significant operating capital, including through partnering, asset sales and operating cost reductions, (vi) actual or anticipated variations in Intrexon’s operating results, (vii) Intrexon’s cash position, (viii) market conditions in Intrexon’s industry, (ix) the volatility of Intrexon’s stock price, (x) the successful completion of certain anticipated transactions, and (xi) the challenges inherent in leadership transitions. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Intrexon’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intrexon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent reports filed with the Securities and Exchange Commission. All information in Current Report on Form 8-K is as of the date hereof, and Intrexon undertakes no duty to update this information unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Stock and Asset Purchase Agreement, dated January 1, 2019, by and between Intrexon Corporation and Third Security, LLC.

10.2	Subscription Agreement, dated January 1, 2019, by and between Intrexon Corporation and Third Security, LLC.

99.1	Press Release dated January 2, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrexon Corporation

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

Dated: January 2, 2020

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